UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Earliest Event Reported: October 1, 2010

ImmunoCellular Therapeutics, Ltd.

(Exact name of registrant as specified in its charter)

Delaware	33-17264-NY	93-1301885
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

21900 Burbank, 3rd Floor Woodland Hills, California		91367
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 992-2907

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: On October 7, 2010, ImmunoCellular Therapeutics, Ltd. (the “Company”) filed a Current Report on Form 8-K (“October 7th Form 8-K”) reporting a change in the Company’s certified accountant to MarcumStonefield, a division of Marcum LLP as a result of the merger between the Company’s independent registered public accounting firm, Stonefield Josephson, Inc., and another independent registered public accounting firm, Marcum LLP. This Current Report on Form 8-K/A is being filed to clarify that Marcum LLP is the Company’s new independent registered public accounting firm, with Items 4.01 and 9.01 of the October 7th Form 8-K being amended and restated in their entirety below.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On October 1, 2010, the Company’s independent registered public accounting firm, Stonefield Josephson, Inc. (“Stonefield”), combined its practice with Marcum LLP (the “Merger”). Accordingly, effective October 1, 2010, Stonefield effectively resigned as the Company’s independent registered public accounting firm and Marcum LLP became the Company’s independent registered public accounting firm. This change in the Company’s independent registered public accounting firm was approved by the Audit Committee of the Company’s Board of Directors.

The principal accountant’s reports of Stonefield on the financial statements of the Company as of and for the three years ended December 31, 2009 and for the period from inception of operations (February 24 2004) to December 31, 2009 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the three years ended December 31, 2009 and through the effective date of the Merger, there were no disagreements with Stonefield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Stonefield’s satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the three years ended December 31, 2009 and through October 1, 2010, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the three years ended December 31, 2009 and through October 1, 2010, the effective date of the Merger, the Company did not consult with Marcum LLP with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Stonefield with a copy of the foregoing disclosure and requested Stonefield to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated October 7, 2010, furnished by Stonefield, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

16.1	Letter from Stonefield Josephson, Inc. to the Securities and Exchange Commission dated November 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 3, 2010	By:	/S/ MANISH SINGH
	Name:	Manish Singh, Ph.D.
	Title:	President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

16.1	Letter from Stonefield Josephson, Inc. to the Securities and Exchange Commission dated November 3, 2010.